UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2015

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Prudential Financial, Inc. (the “Company”) furnishes herewith, as Exhibit 99.1, a news release announcing full year and fourth quarter 2014 results.

See also the response to Item 7.01 below, which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

A.	Earnings Release. The Company furnishes herewith, as Exhibit 99.1, a news release announcing full year and fourth quarter 2014 results.

B.	Quarterly Financial Supplement. The Company furnishes herewith, as Exhibit 99.2, the Quarterly Financial Supplement for its Financial Services Businesses for fourth quarter 2014.

C.	Conference Call and Related Materials. Members of the Company’s senior management will hold a conference call on Thursday, February 5, 2015 at 11:00 A.M. ET, to discuss the Company’s fourth quarter 2014 results. Related materials are available on the Company’s Investor Relations website at www.investor.prudential.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	News release of Prudential Financial, Inc., dated February 4, 2015, announcing full year and fourth quarter 2014 results (furnished and not filed).

99.2	Quarterly Financial Supplement for the Financial Services Businesses of Prudential Financial, Inc. for fourth quarter 2014 (furnished and not filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2015

PRUDENTIAL FINANCIAL, INC.

By:	/S/ ROBERT D. AXEL
Name:	Robert D. Axel
Title:	Senior Vice President and Principal Accounting Officer

Exhibit Index

Exhibit No.	Description
99.1	News release of Prudential Financial, Inc., dated February 4, 2015, announcing full year and fourth quarter 2014 results (furnished and not filed).

99.2	Quarterly Financial Supplement for the Financial Services Businesses of Prudential Financial, Inc. for fourth quarter 2014 (furnished and not filed).